Zentalis Pharmaceuticals Reports First Quarter 2020 Financial Results and Operational Update Completed initial public offering of common stock, raising approximately $190.0 million in gross proceeds Fourth oncology Investigational New Drug (IND) application cleared by FDA for ZN-d5, a BCL-2 inhibitor NEW YORK and SAN DIEGO, May 15, 2020 – Zentalis Pharmaceuticals, Inc. (Nasdaq: ZNTL), a clinical- stage biopharmaceutical company focused on discovering and developing small molecule therapeutics targeting fundamental biological pathways of cancers, today announced financial results for the first quarter ended March 31, 2020, and highlighted recent corporate accomplishments. “2020 has already proven to be a pivotal year for Zentalis. We achieved numerous important corporate and clinical milestones, including the completion of our initial public offering, positioning Zentalis for continued success,” commented Dr. Anthony Sun, Chairman and Chief Executive Officer of Zentalis. “Becoming a public company during these unprecedented times would not have been possible without the hard work and dedication from our team as well as the continuous support from our new and existing shareholders. From inception, Zentalis has been passionate about improving the lives of cancer patients through the discovery of potential breakthrough medicines, clearing four INDs in just five years. In addition, we look forward to reporting topline data on our oral SERD, ZN-c5, in the second half of 2020 as well as continuing to advance our broad oncology pipeline.” Recent Accomplishments • In April 2020, the Company completed an initial public offering of 10,557,000 shares of common stock at a public offering price of $18.00 per share for gross proceeds of approximately $190.0 million, before deducting the underwriting discounts and commissions and estimated offering expenses payable by Zentalis. • In April 2020, the U.S. Food and Drug Administration (FDA) cleared the Company’s IND application for ZN-d5, an investigational oral selective inhibitor of B-cell lymphoma 2 (BCL-2) initially in development for the treatment of hematologic malignancies. First Quarter 2020 Financial Results • Cash Position: As of March 31, 2020, Zentalis had cash and cash equivalents of $63.7 million. We expect that the Company’s existing cash and cash equivalents, together with the net proceeds of $172.4 million from the IPO, will enable the Company to fund its operating expenses and capital expenditure requirements into 2022. • Research and Development Expenses: Research and development expenses were $13.3 million in the first quarter of 2020, compared to $7.1 million for the same period in 2019. This increase of $6.2 million was primarily due to increases in external research and development expenses related to our lead product candidates, as the Company advanced Phase 1/2 clinical trials for

ZN-c5, ZN-c3 and ZN-e4. In addition, in the three months ended March 31, 2020, Zentalis conducted additional preclinical studies, incurred additional manufacturing costs, and incurred increased costs for study and lab materials. • General and Administrative Expenses: General and administrative expenses were $3.1 million in the first quarter of 2020, compared to $1.6 million for the same period in 2019. This increase of $1.5 million was primarily attributable to an increase of $0.6 million in employee-related costs as the Company increased headcount to support growth and an increase of $0.8 million in professional services fees for legal, accounting and consulting services. • Net Loss: The Company's net loss for the first quarter of 2020 was $16.2 million, compared to the net loss of $8.7 million for the same period in 2019. • Impact from COVID-19 Pandemic: The Company is closely monitoring how the COVID-19 pandemic is affecting its employees, business, preclinical studies and clinical trials. The COVID- 19 pandemic has caused disruptions to the Company’s development plans and research-stage programs, including delayed initiations, suspended enrollment at some clinical sites for new patients, and limited operations at our laboratory facilities. As a result, this pandemic may continue to impact Zentalis’ business, revenues, results of operations and financial condition. About Zentalis Pharmaceuticals Zentalis Pharmaceuticals, Inc. is a clinical-stage biopharmaceutical company focused on discovering and developing small molecule therapeutics targeting fundamental biological pathways of cancers. In addition to its lead program, ZN-c5, an oral selective estrogen receptor degrader (SERD) for estrogen- receptor-positive, HER2-negative breast cancer, the Company is developing a broad pipeline of oncology candidates, targeting areas of major unmet medical need. The Company has offices in New York and San Diego. For more information, please visit www.zentalis.com. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the development, commercialization, potential, safety, efficacy, and regulatory and clinical progress of our product candidates, plans and timing for the initiation of and the release of data from our clinical trials, the anticipated direct and indirect impact of COVID-19 on our business and operations, and the sufficiency of our cash and cash equivalents . These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the outbreak of the novel coronavirus disease, COVID-19, has adversely impacted and may continue to adversely impact our business, including our preclinical studies and clinical trials; our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our substantial dependence on the success of our lead product candidate; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel; and significant costs as a result of operating as a public company. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed with the U.S. Securities and Exchange Commission (SEC) and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. ### Investor Contact: Thomas Hoffmann Solebury Trout 1.646.378.2931 thoffmann@soleburytrout.com Media Contact: Julia Deutsch Solebury Trout 1.646.378.2967 jdeutsch@soleburytrout.com

Zentalis Pharmaceuticals, LLC Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except per unit amounts) Three Months Ended March 31, Operating Expenses 2020 2019 Research and development $ 13,258 $ 7,089 General and administrative 3,141 1,633 Total operating expenses 16,399 8,722 Operating loss (16,399) (8,722) Other Income Interest income 164 74 Other expense - (12) Net loss before income taxes (16,235) (8,660) Income tax expense - 3 Net loss (16,235) (8,663) Net loss attributable to noncontrolling interests (109) (320) Net loss attributable to Zentalis Pharmaceuticals, LLC $ (16,126) $ (8,343) Net loss per Class A common unit outstanding, basic and diluted $ (2.88) $ (1.49) Shares used in computing net loss per Class A common unit, basic and diluted 5,601 5,594

Zentalis Pharmaceuticals, LLC Selected Condensed Consolidated Balance Sheet Data (Unaudited) (In thousands) As of As of March 31, December 31, 2020 2019 Cash and cash equivalents $ 63,650 $ 67,246 Working capital (1) 49,070 53,994 Total assets 87,629 87,481 Total liabilities 20,886 19,060 Convertible preferred units 155,934 141,706 Total Zentalis Pharmaceuticals, LLC members’ deficit $ (95,903) $ (80,106) (1) The Company defines working capital as current assets less current liabilities.